UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2014

Kraft Foods Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35491

Virginia	36-3083135
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Three Lakes Drive, Northfield, IL 60093-2753

(Address of principal executive offices, including zip code)

(847) 646-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 28, 2014, we registered 1,000,000 shares of our common stock, to be offered pursuant to the Kraft Direct Stock Purchase and Dividend Reinvestment Plan, under our Registration Statement on Form S-3 (Reg. No. 333-184198), dated October 9, 2013, and the related Prospectus, dated February 28, 2014.

A copy of the opinion relating to the registration and offering, as described herein, is filed herewith as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit No.	Description

5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Hunton & Williams LLP (set forth in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Group, Inc.

Date: February 28, 2014	By:	/s/ Kim K. W. Rucker
Kim K. W. Rucker
Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary